Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Global Interactive Technologies, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Common Stock, par value $0.001 per share ("Common Stock")	(1)	457(o)		$	$5,000,000.00	0.0001381	$690.50
Fees to be Paid	Equity	Pre-funded Warrants to purchase Common Stock ("Pre-Funded Warrants")	(2)	Other			0.00	0.0001381	0.00
Fees to be Paid	Equity	Common Stock underlying the Pre-Funded Warrants	(3)	457(o)			0.00	0.0001381	0.00
Fees to be Paid	Equity	Warrants to purchase Common Stock ("Common Warrants")	(4)	Other			0.00	0.0001381	0.00
Fees to be Paid	Equity	Common Stock underlying the Common Warrants	(5)	457(o)			5,000,000.00	0.0001381	690.50
Fees to be Paid	Equity	Placement Agent Warrants to purchase Common Stock ("Placement Agent Warrants")	(6)	Other			0.00	0.0001381	0.00
Fees to be Paid	Equity	Common Stock underlying the Placement Agent Warrants	(7)	457(o)			500,000.00	0.0001381	69.05
Fees Previously Paid	Equity	Common Stock	(8)	457(o)			5,000,000.00	0.0001531	765.50
Fees Previously Paid	Equity	Pre-Funded Warrants	(9)	Other			0.00	0.0001531	0.00
Fees Previously Paid	Equity	Common Stock underlying the Pre-Funded Warrants	(10)	457(o)			0.00	0.0001531	0.00
Fees Previously Paid	Equity	Common Warrants	(11)	Other			0.00	0.0001531	0.00
Fees Previously Paid	Equity	Common Stock underlying the Common Warrants	(12)	457(o)		$	$5,000,000.00	0.0001531	$765.50

Total Offering Amounts:							$10,500,000.00		1,450.05
Total Fees Previously Paid:									1,531.00
Total Fee Offsets:									0.00
Net Fee Due:									$0.00

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Offering Note(s)

(1)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.
(2)	The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(3)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(4)	The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(5)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.
(6)	The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(7)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.
(8)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.
(9)	The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(10)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(11)	The proposed maximum aggregate offering price of the Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $5,000,000.00.

No separate registration fee is payable pursuant to Rule 457(g) under the Securities Act with respect to the Pre-Funded Warrants, the Common Warrants or the Placement Agent Warrants because the shares of Common Stock underlying such warrants are being registered under this registration statement.
(12)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416 under the Securities Act, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.